 NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFOR-MATION OR TO MAKE ANY REPRESENTATIONS, NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESEN-TATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ---------------

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

INVESTMENT ADVISER AND PORTFOLIO ACCOUNTING AGENT:

Wayne Hummer Management Company
300 South Wacker Drive
Chicago, Illinois 60606

AUDITORS:

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

COUNSEL:

Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                               ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary of Expense Information.............................................   2
Financial Highlights.......................................................   2
Introduction...............................................................   3
Investment Objective, Policies and Restrictions............................   3
Risks......................................................................   4
Purchase of Shares.........................................................   4
Redemption of Shares.......................................................   6
Management of the Trust....................................................   7
Description of Shares......................................................   7
Pricing of Shares..........................................................   8
Performance Information....................................................   9
Dividends..................................................................   9
Taxes......................................................................   9
Reports to Shareholders....................................................   9

                                     LOGO

Wayne
Hummer              A NO-LOAD
Money               MONEY MARKET FUND
Fund
Trust

                300 South Wacker Drive, Chicago, Illinois 60606

The Wayne Hummer Money Fund Trust (the "Trust") is a no-load money market mu-tual fund organized as a Massachusetts business trust. The objective of the Trust is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity. An investment in the Trust is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Trust will be able to maintain a stable net asset value of $1.00 per share. Assistance with opening an account and information about the Trust may be obtained from Wayne Hummer Investments L.L.C. ("Wayne Hummer") at the above address or by telephone at one of the following numbers:

                        CHICAGO RESIDENTS (312) 431-1700
                            TOLL FREE (800) 621-4477

This prospectus sets forth concisely information about the Trust that a pro-spective investor ought to know before investing. Please read this prospectus and retain it for future reference. A Statement of Additional Information dated July 25, 1997 (which is incorporated herein by reference) has been filed with the Securities and Exchange Commission. It may be obtained from the Trust at no charge by calling one of the numbers listed above or by writing to Wayne Hummer at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

LOGO

                                ---------------

                 The date of this prospectus is July 25, 1997.

                                     LOGO
                        SUMMARY OF EXPENSE INFORMATION

Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases or Reinvested Dividends......... None
 Deferred Sales Load..................................................... None
 Redemption Fee.......................................................... None
 Exchange Fee............................................................ None
Annual Trust Operating Expenses (as a percentage of average net assets)
 Management Fees.........................................................  .50%
 12b-1 Fees.............................................................. None
 Other Expenses (primarily transfer agent, shareholder service and cus-
  todian)................................................................  .24%
                                                                          ----
   Total Trust Operating Expenses........................................  .74%
                                                                          ====

EXAMPLE

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
An investor would pay the following expenses on
 a $1,000 investment, assuming (1) a 5% annual
 return, and (2) redemption at the end of each
 time period. As noted in the table above, the
 Trust does not charge any redemption fee......    $8     $24     $41     $92

  The purpose of the preceding table and example is to assist investors in understanding the various costs and expenses that an investor (referred to herein as a "Shareholder") in the Trust will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Trust. See "Management of the Trust" and "Financial Highlights" for further information.

                             FINANCIAL HIGHLIGHTS

                (for a Share outstanding throughout each year)

  The table below reflects the results of the Trust's operations for the ten fiscal periods ended March 31, 1997. The Trust's audited financial statements and information in the table for the most recent five years, including the report thereon of Ernst & Young LLP, independent auditors, are included in the Trust's annual report for the year ended March 31, 1997, which is incorporated by reference into the Statement of Additional Information. The Statement of Additional Information may be obtained from Wayne Hummer upon request and without charge.

                                                       YEAR ENDED MARCH 31,
                          -------------------------------------------------------------------------------------------
                           1997     1996     1995        1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------     -------  -------  -------  -------  -------  -------  -------
Net asset value, begin-
 ning of year...........    $1.00    $1.00    $1.00      $ 1.00   $ 1.00    $1.00    $1.00    $1.00    $1.00    $1.00
Income from investment
 operations:
 Net investment income..     0.04     0.05     0.04        0.02     0.03     0.05     0.07     0.07     0.07     0.06
 Less dividends from in-
  vestment income.......    (0.04)   (0.05)   (0.04)      (0.02)   (0.03)   (0.05)   (0.07)   (0.07)   (0.07)   (0.06)
                          -------  -------  -------     -------  -------  -------  -------  -------  -------  -------
Net asset value, end of     $1.00    $1.00    $1.00      $ 1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
 year...................    =====    =====    =====      ======    =====    =====    =====    =====    =====    =====
Total return............     4.80%    5.18%    4.24%(a)    2.47%    2.83%    4.74%    7.34%    8.47%    7.58%    6.29%
RATIOS AND SUPPLEMENTARY
 DATA
Net assets, end of pe-
 riod ($000's)..........  238,238  226,273  155,248     153,529  158,170  180,823  220,297  175,287  140,366  116,473
Ratio of total expenses
 to average net assets..      .74%     .79%     .80%        .80%     .79%     .76%     .80%     .82%     .85%     .86%
Ratio of net investment
 income to average net
 assets.................     4.70%    5.04%    4.16%       2.44%    2.80%    4.66%    7.06%    8.11%    7.39%    6.11%

-------
NOTE TO FINANCIAL HIGHLIGHTS:
  (a) The total return includes the effect of the capital contribution of $0.0011 per share from Wayne Hummer Investments LLC. The return without the capital contribution would have been 4.12%.

                                 INTRODUCTION

  The Trust is a no-load, diversified, open-end management investment company organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 4, 1981 ("Trust Agreement"). The Trust is designed to provide a convenient means of investing funds where the direct purchase of money market instruments may be undesirable or impractical. An investment in the Trust permits participation in money market instruments (with maturities not exceeding one year from date of acquisition) while relieving the investor of most details associated with the direct purchase of money market instruments, such as the need to maintain bookkeeping records, to make frequent investment decisions, to schedule maturities and to provide for safekeeping. "No-load" means that the Trust imposes no commissions or charges when its Shares are purchased or redeemed.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

  The Trust seeks to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity. Of course, there can be no assurance that the Trust will achieve its investment objective.

  The Trust seeks to achieve its investment objective by investing exclusively in the following types of money market instruments maturing in one year or less from time of purchase: (1) debt securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities (including securities supported by the limited right of the issuer to borrow from the U.S. Treasury, such as Federal Home Loan Bank securities, or solely by the creditworthiness of the issuer, such as Federal National Mortgage Association debentures and notes), and repurchase agreements/1/ with respect to any of such securities;
(2) zero coupon securities that are U.S. Treasury notes and bonds stripped of their unmatured interest coupons, the unmatured interest coupons or interests in such U.S. Treasury securities or coupons; (3) certificates of deposit, variable rate certificates of deposit, time deposits, and banker's acceptances of United States banks (excluding foreign branches) having total assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation; (4) commercial paper at the time of purchase rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if unrated, issued or guaranteed by a corporation with outstanding debt rated Aa or better by Moody's or AA or better by S&P; and (5) any other corporate notes, bonds and debentures rated Aa or better by Moody's or AA or better by S&P at the time of purchase. In addition, the Trust limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. See the Statement of Additional Information and its "Appendix," for a description of commercial paper, note and bond ratings and for a more detailed description of the money market instruments in which the Trust may invest.

  Generally, the Trust will invest only in securities that are considered liquid and that are not subject to restriction as to disposition under the federal securities laws, except that the Trust may invest in money market instruments issued in a private placement under Section 4(2) of the Securities Act of 1933 ("Securities Act") and may invest up to 10% of its assets in illiquid securities. Securities issued pursuant to Section 4(2) include instruments similar in nature to commercial paper, but which are not entitled to the exemption afforded commercial paper by Section 3(a)(3) of the Securities Act because they were issued to finance other than current transactions or were issued with a maturity greater than nine months. The Trust's investment adviser considers Section 4(2) paper generally to be liquid. If a particular investment in Section 4(2) paper is determined not to be liquid, however, based on specified standards, the investment will be included within the 10% limitation on illiquid securities. The Board of Trustees has approved guidelines and procedures adopted by the investment adviser and has delegated the day-to-day function of determining and monitoring the liquidity of securities to the Trust's adviser. The Board, however, will retain oversight and be ultimately responsible for the determination. See "Investment Objective, Policies and Restrictions" and "Trust Investments" in the Statement of Additional Information.

  In addition to the Section 4(2) paper, other types of "restricted" money market instruments that meet the Trust's credit, maturity and other investment criteria (such as high quality bonds with less than one year remaining to maturity) could be purchased or sold by the Trust in a private placement. The Trust does not have a current intention to purchase such securities, but is permitted to do so provided that investments in all securities considered illiquid were not greater than 10%.

  The 10% limitation on illiquid securities also would include securities for which a readily available market may not exist and repurchase agreements maturing in more than seven days. For a more detailed discussion of the Trust's investment restrictions, see the Statement of Additional Information, "Investment Objective, Policies and Restrictions."
-------
  /1/Repurchase agreements are instruments under which the Trust acquires ownership of a security and the seller (a broker-dealer or bank) agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Trust's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement the Trust might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

  It is the policy of the Trust to seek to maintain a net asset value of $1 per share, and, as a general policy, to hold securities until maturity. See "RISKS." Pursuant to an exemptive order obtained from the Securities and Exchange Commission and procedures adopted pursuant to Rule 2a-7, the Trust values its assets on the basis of amortized cost which permits it, if the investment adviser deems it advisable, to maintain a dollar weighted average portfolio maturity of up to 90 days. The Trust may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments. For additional information, see the Statement of Additional Information, "Pricing of Shares."

  The foregoing investment objective, policies and restrictions (as well as certain others specified in the Statement of Additional Information) may not be changed without the approval of the holders of a majority of the outstanding shares of the Trust as defined under "DESCRIPTION OF SHARES."

                                     RISKS

  While the Trust intends to invest in high quality money market instruments, these investments are not entirely without risk. An increase in interest rates generally will reduce the value of the Trust's investments and a decline in interest rates generally will increase their value. Redemptions of the Trust's Shares could necessitate the sale of securities at times when such sales would not otherwise be desirable. Because the Trust invests exclusively in short-term high quality money market instruments, such instruments generally may not yield as high a level of current income as longer term or lower grade securities which generally have less liquidity and greater fluctuation in value. Although the Trust seeks to maintain a net asset value of $1 per share, there is no assurance that it will be able to do so. For additional risks see the Statement of Additional Information, "Trust Investments" and "Investment Objective, Policies and Restrictions."

                              PURCHASE OF SHARES

  The Trust's Shares may be purchased through Wayne Hummer, 300 South Wacker Drive, Chicago, Illinois 60606 (the "Distributor"), without a sales charge at their net asset value next determined after an order in proper form and payment are received. The net asset value of the Trust's Shares is determined as of the close of trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) on each business day and at 3:00 p.m. Chicago time on each other day in which there is a sufficient degree of trading in the securities held by the Trust so as to affect materially the Trust's net asset value. See "PRICING OF SHARES."

  The purchase price normally is $1 per Share. The minimum initial investment generally is $500 and subsequent investments generally must also be at least $500. The foregoing minimum investments may be lower for accounts that are part of an employer sponsored and administered 401(K) pension plan. The minimum initial purchase of Shares with respect to an Individual Retirement Account, a Simplified Employee Pension Plan, a Defined Contribution Plan or any other type of retirement plan provided by Wayne Hummer is $500 and subsequent investments must be at least $100. The Trust reserves the right, in its sole discretion, at any time to vary the initial and subsequent investment minimums, to withdraw the offering or to refuse any purchase order.

  To purchase Shares, an investor who does not currently maintain a brokerage account with Wayne Hummer must establish one. Purchases will be effected through the investor's brokerage account and all Shares purchased are entered and credited to the account. Payment must be made to Wayne Hummer in cash or by check, draft or wire transfer, unless the necessary funds are already available as a free credit balance in the account. Shares may be purchased by mail, in person, or in the case where an investor has an adequate free credit balance in his or her brokerage account, automatically as described below. Shares purchased begin to earn dividends on the business day following the day on which an investor's order is effected.

  Orders received by Wayne Hummer with payment prior to the close of trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) will be effected that business day. Orders received after that time will be effected the next business day. In the case of an order for the purchase of Shares paid for by check, Wayne Hummer advances federal funds, usually not later than the next business day following receipt of an order in proper form, though the order is effected when the check is received by Wayne Hummer as described above. If Shares are purchased by a check which is subsequently dishonored, Wayne Hummer has the right to redeem such Shares and to retain any dividends or distributions made with respect thereto. "Business day" as used in this prospectus means any day that the New York Stock Exchange and federal banks in both Illinois and Massachusetts are open for business.

  Additional information on retirement plans provided by Wayne Hummer, including a description of applicable service fees and limitations on contributions and withdrawals, may be obtained by calling Wayne Hummer at the telephone numbers shown on the cover of this prospectus or by writing to Wayne Hummer, Attention: Retirement Plans Department, 300 South Wacker Drive, Chicago, Illinois 60606. A retirement plan account may combine investments in Trust Shares with investments in shares of Wayne Hummer Investment Trust or in other securities purchased through Wayne Hummer.

AUTOMATIC PURCHASES
  The Trust, in conjunction with Wayne Hummer, maintains a "sweep program" for the automatic purchase and redemption of Shares. Expenses of maintaining the "sweep program" are borne by Wayne Hummer pursuant to a Shareholder Service Agreement. See "MANAGEMENT OF THE TRUST." Under the program, free credit cash balances of $100 or more arising in a Shareholder's Wayne Hummer brokerage account are automatically invested in Shares on a specified day of each week (currently, Friday), or if the specified day is not a business day, then on the prior business day. Free credit balances of $500 or more arising from cash deposits into an account from dividend and interest payments that are not to be paid to the Shareholder in cash, or from any other source, are invested in Shares on the day of receipt in the account if deposited in the account prior to 3:00 p.m. Chicago time. Free credit balances of $500 or more arising from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities are invested in Shares on the business day on which the proceeds are received in the brokerage account. The automatic Share purchase procedure, and the automatic Share redemption procedure described below, may be suspended at any time by the Trust or Wayne Hummer. A Shareholder wishing to terminate his or her participation in the "sweep program" may do so at any time by notifying his or her Wayne Hummer investment executive.

SYSTEMATIC INVESTMENT PLAN
  Shareholders of the Trust (except retirement plan accounts) can arrange to have a pre-authorized amount ($100 minimum) drawn on their bank checking account and automatically invested in the Trust on a specified day of each month. An authorization agreement which contains details of the plan can be obtained from the Shareholder's Wayne Hummer investment executive. The Systematic Investment Plan may be terminated by the Trust at any time and by the Shareholder at any time by notifying his or her investment executive.

PAYROLL DIRECT DEPOSIT PLAN

  Once a Shareholder meets the Trust's minimum initial investment requirement, additional Shares may be purchased through Payroll Direct Deposit. Through this Plan, periodic investments (minimum $100) are made automatically from the Shareholder's payroll check into his or her existing Trust account. By enrolling in the Plan, the Shareholder authorizes his or her employer or its agents to deposit a specified amount from the Shareholder's payroll check into the Trust's bank account for the purchase of additional Shares. In most cases, the Shareholder's Trust account will be credited the day after the amount is received by the Trust's bank. In order to participate in the Plan, the Shareholder's employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.

  To establish Payroll Direct Deposit, a Shareholder should call his or her investment executive to obtain an Authorization for Payroll Direct Deposit. Once the Plan is established, a Shareholder may alter the amount of the deposit, alter the frequency of the deposit, or terminate participation in the Plan by notifying his or her employer.

EXCHANGE PRIVILEGE

  Shareholders of the Trust have the unlimited privilege (without charge) of exchanging their Shares for shares of either the Wayne Hummer Growth Fund ( "Growth Fund") or the Wayne Hummer Income Fund ("Income Fund"), both of which are portfolios of the Wayne Hummer Investment Trust ("Investment Trust") and each of which operates as a separate no-load mutual fund. Similarly, shares of either the Growth Fund or the Income Fund may be exchanged for Shares of the Trust without charge. Exchanges may only be made, however, for shares of a Trust which are available for sale in the Shareholder's state of residence. A Shareholder desiring to utilize the exchange privilege should contact his or her Wayne Hummer investment executive at the phone number or address shown on the cover of this prospectus to obtain information about the Investment Trust's mutual funds and exchange procedures. No guarantee can be made as to the availability of the telephone exchange privilege (or the telephone redemption privilege discussed below) during emergency situations or unusual market conditions. Before exchanging Shares, Shareholders should read the Investment Trust prospectus carefully. Exchanges will be effected through the redemption of Shares tendered for exchange and the purchase of shares of the either Growth Fund or the Income Fund at their respective net asset values next determined after receipt by Wayne Hummer of the exchange request. For federal income tax purposes, an exchange constitutes a sale with respect to which a gain or loss may be realized depending upon whether the value of the Shares being exchanged is more or less than the Shareholder's adjusted cost basis.

                             REDEMPTION OF SHARES

  The Trust will redeem all or any number of a Shareholder's Shares without charge at their net asset value next determined after receipt by Wayne Hummer of a redemption request in proper form. Except for redemptions by check, redemption requests must be made to Wayne Hummer by telephone, mail or in person. Shares covered by a redemption request received in proper form prior to 3:00 p.m. Chicago time will continue to accrue dividends through the close of business on the date of receipt. Shares covered by a redemption request received in proper form after 3:00 p.m. Chicago time will continue to accrue dividends through the close of business on the next business day following the date of receipt. Redemption proceeds are normally credited to a Shareholder's Wayne Hummer brokerage account at the start of business on the next business day following the date through which dividends are accrued, but in no event later than three business days after the redemption request is received. In certain instances, redemptions may be automatically effected by Wayne Hummer as described below.

REDEMPTIONS BY CHECK
  A Shareholder (except retirement plan accounts) may establish a special checking account with State Street Bank and Trust Company for the purpose of redeeming Shares by check. Checks may be requested from Wayne Hummer. Checks may be written in amounts of $500 or more up to a maximum of $250,000 and may be made payable to any party.

  The checkwriting procedure for redeeming Shares enables a Shareholder to earn the dividends declared on Shares until such time as the check is presented to State Street Bank and Trust Company which effects the redemption on behalf of the Trust and makes payment on the check. If (1) the amount of the check is greater than the value in a Shareholder's account, or (2) the check is for an amount less than $500 or (3) the check is in excess of $250,000, the check will not be honored and will be returned unpaid to the person to whom the check was written. The Trust reserves the right to impose a charge for the checkwriting privilege at a future date, to charge for excessive use of the checkwriting privilege, to charge Shareholders its costs for stop payment requests and checks returned for any reason, and to make additional charges to recover the costs of providing the checkwriting service. The check redemption procedure may be suspended or terminated at any time by the Trust, Wayne Hummer or State Street Bank and Trust Company.

  At various times the Trust may be requested to redeem shares for which good payment has not been received. For example, if Shares are purchased by check, the Shareholder's check may not have been cleared through the banking system even though Wayne Hummer has advanced federal funds to effect the purchase. In such event, Wayne Hummer or, in the case of redemption by check, State Street Bank and Trust Company, may delay payment for redeemed Shares for up to 15 days while the Trust awaits assurance that good payment has been collected.

AUTOMATIC REDEMPTIONS

  Redemptions of Shares will be automatically effected on a daily basis by Wayne Hummer to satisfy debit balances of $10 or more existing in a Shareholder's brokerage account just prior to 3:00 p.m. Chicago time. After application of any free credit cash balances in the account to such debit balances, the number of Shares needed to satisfy the remaining debit balance will be redeemed at net asset value determined at 3:00 p.m. Chicago time that day. If more than one redemption transaction is processed on a specific day and the number of Shares available for redemption is insufficient to satisfy all redemption transactions, redemptions by check, if presented, will take precedence over redemption to satisfy debit balances resulting from activity in the Shareholder's brokerage account. The automatic redemption of Shares to settle debit balances in the brokerage account for purchases of other securities may occur prior to the settlement date of such purchases and, thus, the redemption proceeds may remain uninvested in the brokerage account until such settlement date.

  Due to the relatively high cost of maintaining accounts of less than $500, the Trust reserves the right to redeem involuntarily Shares in any account (other than a retirement plan account) for their then current value if at any time a Shareholder's total investment does not have a value of at least $500. A Shareholder will first be notified that the value of his or her account is less than $500 and will be allowed 60 days to make an additional investment before the involuntary redemption is made. The proceeds of an involuntary redemption will be credited promptly to the Shareholder's Wayne Hummer brokerage account and, on the following business day, will be mailed to the Shareholder by check.

  The Trust may suspend the right of redemption and the determination of net asset value and may postpone the date of payment for redeemed Shares beyond seven days under the following unusual circumstances: when the New

York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; when an emergency exists as determined by the Securities and Exchange Commission, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of Shareholders. For a more detailed description of these circumstances see the Statement of Additional Information, "Purchase and Redemption of Shares."

                            MANAGEMENT OF THE TRUST

  Wayne Hummer Management Company (the "Investment Adviser"), 300 South Wacker Drive, Chicago, Illinois 60606, acts as investment adviser to the Trust and provides the Trust with operating facilities and management and portfolio accounting services and serves as investment adviser to the Investment Trust as well as to various individual, institutional and fiduciary accounts. The Investment Adviser, organized in 1981, is owned by the voting members of Wayne Hummer, a securities brokerage firm, which acts as Shareholder Service Agent and Distributor.

  Subject to the general supervision of the Board of Trustees, the Investment Adviser determines the securities to be purchased, sold and held by the Trust, is responsible for management of the Trust's portfolio and places all orders subject to periodic review by the Board of Trustees.

  As compensation for its advisory and management services to the Trust, the Investment Adviser receives a fee from the Trust, payable monthly, at an annual rate based on a percentage of the Trust's average daily net assets. The annual rate of the advisory fee is .50% of the first $500 million of average daily net assets and is reduced at several breakpoints for average daily net assets in excess of $500 million. See the Statement of Additional Information, "Management of the Trust--Investment Adviser." The Investment Adviser has agreed to waive its fees to the extent that the Trust's operating expenses during any fiscal year exceed 1% of the Trust's average daily net assets. Expenses which are not subject to these limitations are interest, taxes, brokerage commissions and extraordinary items.

  The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement. The Investment Adviser maintains the accounting books and records that constitute the record forming the basis for financial statements of the Trust; maintains the capital stock account for the Trust; prepares a daily trial balance for the Trust and calculates its net asset value; maintains all records of a financial nature to the Trust's transactions; and processes special ledgers and other reports when requested. As compensation for its accounting services to the Trust, the Investment Adviser receives an annual fee of .01 of 1% of average daily net assets of the Trust, which is computed and accrued daily and payable monthly; but such fee shall not exceed $15,000 per annum. In addition, the Investment Adviser receives an equipment fee of $50 per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and for other out-of-pocket costs which are incurred in providing the pricing and software services.

  Wayne Hummer provides services to the Trust pursuant to a Shareholder Service Agreement. Such services, which are provided at their approximate cost (excluding labor and overhead), if any, include such matters as: converting funds into or advancing Federal Funds for the purchase of Shares; transmitting purchase orders or redemption requests to the Transfer Agent; maintaining records of Shareholders' transactions; preparing and transmitting federal and state informational tax returns; recording Share dividends and forwarding cash dividends to Shareholders; maintaining the automatic Share redemption and purchase "sweep program"; generating and transmitting monthly statements; and providing telephonic and written communications with respect to Shareholder account inquiries.

                             DESCRIPTION OF SHARES

  The Trust's Agreement and Declaration of Trust ("Trust Agreement") permits the Trust to issue an unlimited number of full and fractional Shares. Each Share is without par value, represents a proportionate interest in the Trust which is equal to the proportionate interest represented by each other Share and is entitled to such distributions from the net investment income generated by the Trust's investments as are declared by the Trustees. Upon the liquidation of the Trust, Shareholders are entitled to share pro rata in the net assets that are available for distribution. Shares do not have cumulative voting rights nor any preemptive or conversion rights. Shares are fully paid and nonassessable when issued as described herein, except as expressly set forth below. Share Certificates are not issued. Shares owned and dividends paid thereon will be reflected in each Shareholder's Wayne Hummer monthly statement.

SHAREHOLDER VOTING RIGHTS

  As a general rule the Trust will not hold annual or other meetings of Shareholders. Under the Trust Agreement, Shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of one or more Trustees if a meeting is called for that purpose; (2) with respect to the adoption of any contract for which Shareholder approval is required under the Investment Company Act of 1940 (such as the Trust's Investment Advisory and Management Agreement); (3) with respect to any termination of the Trust to the extent and as provided in the Trust Agreement; (4) with respect to any amendment of the Trust Agreement (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Trust Agreement, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of Shareholders and until the election and qualification of his or her successor or until such Trustee sooner dies, resigns, retires or is removed by vote of at least two-thirds of the Shares entitled to vote or a majority of the Trustees.

ADDITIONAL PORTFOLIOS

  The Trust Agreement permits the Board of Trustees to issue Shares in one or more series ("Portfolios"). Only one Portfolio is currently authorized, which is designated as the "Money Market Portfolio." If additional Portfolios are established, each Share of a particular Portfolio will represent an equal proportionate interest in the assets and liabilities belonging to such Portfolio with each other Share of that Portfolio. Should the Trust issue Shares in two or more Portfolios, voting with respect to certain matters will be by Portfolio (such as approval of the Investment Advisory and Management Agreement) and with respect to other matters will be by all Shareholders without regard to Portfolio (such as election of Trustees and the ratification of the selection of independent auditors).

SHAREHOLDER LIABILITY

  The Trust is organized as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement provides that Shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the Shareholders personally. With respect to other claims, a Shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, Shareholders will be entitled to reimbursement from the general assets of the Trust. The Trust is covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. See the Statement of Additional Information, "Shareholder Liability."

                               PRICING OF SHARES

  Shares may be purchased or redeemed at their net asset value, which normally is $1. The net asset value per Share is computed by dividing the value of the securities held by the Trust plus any other assets minus all liabilities by the total number of Shares outstanding. The securities held by the Trust will be valued using the amortized cost method of valuation. The net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of regular session trading on the Exchange (generally 3:00 p.m. Chicago time) and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the Trust's portfolio so as to affect materially the net asset value of the Shares. See the Statement of Additional Information, "Pricing of Shares." Expenses, including the fee payable to the Investment Adviser, are accrued daily.

                            PERFORMANCE INFORMATION

  From time to time, in advertisements or reports to shareholders, the Trust may quote recognized independent publishers and other sources, such as IBC/Donoghue, Inc. or similar industry services, for purposes of comparing the Trust's rank or performance with that of other money market funds having similar investment objectives or asset size. Performance comparisons should not be considered representative of the future performance of the Trust.

  Additionally, from time to time, the Trust may quote "yield" and "effective yield" figures for the Trust's performance in advertisements and other materials furnished to present or prospective shareholders. Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of the Trust. The yield of the Trust refers to the income generated by a hypothetical investment in the Trust over a specific seven day period. This income is then annualized, which means that the income generated during the seven day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield due to this compounding effect. The Trust's yield and effective yield will fluctuate. See the Statement of Additional Information, "Performance Information," for more information concerning the Trust's performance.

                                   DIVIDENDS

  The Trust declares as daily dividends all of the Trust's undistributed net investment income. Net investment income of the Trust is determined immediately prior to the determination of net asset value and consists of (1) accrued interest income plus or minus amortized purchase discount or premium,
(2) plus or minus all short-term realized and unrealized gains and losses and
(3) minus accrued expenses. The Trust does not expect to realize any long-term gains or losses. Dividends are reinvested monthly in the form of additional full and fractional Shares at net asset value, or at the option of the Shareholder, are paid as cash dividends monthly by credit to the Shareholder's brokerage account with Wayne Hummer and, on the following business day, are mailed to the Shareholder by check. Dividends are taxable to Shareholders whether received in cash or reinvested in additional Shares, as described below.

                                     TAXES

  The Trust intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as it has since its inception. If so qualified, the Trust will not be subject to federal income tax on its net investment income and realized capital gains distributed to Shareholders.

  Distributions of net income including any short-term capital gains are taxable to Shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional Shares. It is expected that none of the Trust's distributions to Shareholders will be eligible for the dividends-received deduction currently available to corporate Shareholders. Promptly after the end of each calendar year, each Shareholder will receive a statement of the federal income tax status of all distributions made during the year. Distributions declared in October, November or December to Shareholders of record as of a date in one of those months and paid before the following February 1 are treated for federal income tax purposes as paid on December 31 of the calendar year declared. Shareholders are advised to consult with their tax advisors concerning their individual tax situations.

  The Trust is required by law to withhold federal income tax at a rate of 31% from taxable distributions to Shareholders who do not furnish their correct taxpayer identification numbers (in the case of individuals, their social security numbers) and in certain other circumstances.

                            REPORTS TO SHAREHOLDERS

  The Trust sends to its Shareholders various financial reports ("Reports") such as unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Trust's independent auditors. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all Shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of Reports be mailed to each account with a common taxpayer number or to two or more Shareholders in the same household.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      STATEMENT OF ADDITIONAL INFORMATION

                         WAYNE HUMMER INVESTMENT TRUST

                             A NO-LOAD MUTUAL FUND
                            300 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

             CHICAGO RESIDENTS CALL.........(312) 431-1700

             TOLL FREE...................................(800) 621-4477

                               ----------------

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT THE FUND'S PROSPECTUS. THIS STATEMENT PROVIDES ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED JULY 25, 1997. THE PROSPECTUS MAY BE OBTAINED AT NO CHARGE BY TELEPHONING WAYNE HUMMER INVESTMENTS L.L.C., THE FUND'S DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT, AT ONE OF THE ABOVE NUMBERS OR BY WRITING TO THE ABOVE ADDRESS.

     The date of this Statement of Additional Information is July 25, 1997

                               TABLE OF CONTENTS

                               ----------------

                                                                            PAGE
                                                                            ----
BACKGROUND.................................................................  B-1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................  B-1
  Growth Fund..............................................................  B-1
  Income Fund..............................................................  B-1
MANAGEMENT OF THE TRUST.................................................... B-10
  Trustees................................................................. B-10
  Officers................................................................. B-10
INVESTMENT ADVISORY AND OTHER SERVICES..................................... B-11
  Investment Adviser....................................................... B-11
  Distributor and Shareholder Service Agent................................ B-14
BROKERAGE ALLOCATION....................................................... B-15
PERFORMANCE INFORMATION.................................................... B-16
SHAREHOLDER VOTING RIGHTS.................................................. B-17
  Other Matters............................................................ B-18
SHAREHOLDER LIABILITY...................................................... B-18
  Limitation of Liability.................................................. B-18
TRUST NAME................................................................. B-18
PURCHASE, REDEMPTION AND PRICING OF SHARES................................. B-19
  Determination of Net Asset Value......................................... B-19
TAXES...................................................................... B-20
  Federal Income Tax....................................................... B-20
  Other Taxes.............................................................. B-20
INDEPENDENT AUDITORS....................................................... B-21
CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT........................... B-21
LEGAL COUNSEL.............................................................. B-21
REPORTS TO SHAREHOLDERS.................................................... B-21
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS.................... B-21

                                  BACKGROUND

  Wayne Hummer Investment Trust (the "Trust") is a no-load, diversified, open-end management investment company the beneficial units ("Shares") of which are offered in two funds. The Trust is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 29, 1983 ("Trust Agreement"). Shares of the Trust are distributed by Wayne Hummer Investments L.L.C. ("Wayne Hummer" or the "Distributor" and "Shareholder Service Agent")(1). Wayne Hummer Management Company (the "Investment Adviser") is responsible for the management of the Trust's investment funds subject to the review of the Trust's Board of Trustees. The Trust is intended to provide its investors (referred to individually as "Shareholder" and collectively as "Shareholders") with access to professional advice and portfolio management resources that are normally beyond the reach of most individual investors. The Trust Agreement provides that the Trust may issue Shares in one or more series (referred to individually as "Fund" and collectively as "Funds"). Presently, only two Funds are authorized--the "Growth Fund" and the "Income Fund." Shares of the Growth Fund were first offered to the public on December 30, 1983 and shares of the Income Fund on December 1, 1992. See "DESCRIPTION OF SHARES" in the Trust's prospectus dated July 25, 1997 (the "Prospectus").

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

  GROWTH FUND. As stated in the Prospectus, the Growth Fund's primary investment objective is long-term capital growth. Current income is a secondary objective. Investments generally will be made in companies which the Growth Fund's investment adviser believes to have an ability to achieve the Growth Fund's investment objectives. See "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS" in the Prospectus.

  INCOME FUND. As stated in the Prospectus, the Income Fund's investment objective is to maximize total return, including a competitive level of current income, consistent with investing primarily in publicly-traded investment grade securities. See "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS" in the Prospectus.

  Each Fund of the Trust has adopted certain investment restrictions which, together with the investment objectives and fundamental policies of such Trust, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present or (b) more than 50% of the outstanding shares of the Fund.

  The following investment restrictions, which cannot be changed without Shareholder approval, apply to each of the Funds except as indicated to the contrary.

  The Fund may not:

    (1) Invest in the securities of an issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.
--------
(1) Prior to April 1, 1996, Wayne Hummer & Co. was the Trust's Distributor and Shareholder Service Agent. Effective as of April 1, 1996, Wayne Hummer & Co., which was organized as an Illinois limited partnership, was reorganized as a Delaware limited liability company and is now known as Wayne Hummer Investments L.L.C. Each of the general partners of Wayne Hummer & Co. became voting members of Wayne Hummer Investments L.L.C.

    (2) Concentrate its investments in any particular industry; provided that if it is deemed appropriate for the attainment of the Fund's investment objectives, up to 25% of its total assets may be invested in any one industry.

    (3) Make investments for the purpose of exercising control or management.

    (4) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter no more than 10% of the Fund's total assets would be invested in such securities.

    (5) Purchase or sell real estate, commodities or commodity contracts, except that the Income Fund may enter into options on financial futures contracts.

    (6) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, except with respect to the Income Fund which may make margin deposits in connection with transactions on options, futures and options on futures.

    (7) Make short sales of securities or maintain a short position.

    (8) Make loans to other persons; provided that the Fund may use repurchase agreements, and provided further that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments that are a portion of an issue to the public shall not be deemed to be the making of a loan and provided further that the Fund may lend its portfolio securities as set forth in paragraph (9) below.

    (9) Lend its portfolio securities in excess of 20% of its total assets; provided that such loans may be made only to New York Stock Exchange member firms, other brokerage firms having net capital of at least $10 million and financial institutions, such as registered investment companies, banks and insurance companies, having at least $10 million in capital and surplus, and provided further that such loans shall be in accordance with guidelines established by the Securities and Exchange Commission for such loans and by the Board of Trustees of the Trust including maintaining collateral from borrowers at least equal at all times to the current value of the securities loaned.(2)

    (10) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (9) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraphs (15) and (16) above, and then such mortgaging, pledging or hypothecating may not exceed 15% of the Fund's total assets.

    (11) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    (12) (Growth Fund only) Invest in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

    (13) Invest in the securities of any one issuer (other than the United States, its agencies or instrumentalities), if immediately after and as a result of such investment, more than 5% of the Fund's total assets would be invested in the securities of such issuer.
--------
(2) Neither Fund has in the past engaged in the practices of lending its portfolio securities as permitted under paragraph (9) or borrowing amounts as permitted under paragraphs (15) and (16) and neither Fund has a present intention to do so. Shareholders will be notified of any changes in these practices.

    (14) Issue any senior securities except to the extent permitted under the Investment Company Act of 1940.

    (15) (Growth Fund only) Borrow amounts aggregating more than 5% of its total assets and then only from banks as a temporary measure for extraordinary or emergency purposes.

    (16) (Income Fund only) Borrow amounts aggregating more than 10% of its total assets and then only from banks as a temporary measure for extraordinary or emergency purposes.

  The following additional investment restrictions, which may be changed by the Board of Trustees without Shareholder approval, apply to each of the Funds except as indicated to the contrary.

  The Fund may not:

    (17) Purchase or sell interests in oil, gas or other mineral exploration or development programs.

    (18) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may purchase put and call options, including put and call options on stock indices, to the extent permitted under paragraph (22) below, and may write covered call options on individual portfolio securities.

    (19) Invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets would be invested in such securities.(3)

    (20) Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation if at the time of acquisition more than 5% of its total assets would be invested in such securities.(3)

    (21) Purchase or retain the securities of any issuer, if those officers, trustees and directors of the Fund, its Investment Adviser or any parent or subsidiary thereof, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

    (22) Purchase put and call options, including put and call options on stock indices, if the total cost of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired.

    (23) (Growth Fund only) Invest in warrants if at the time of acquisition more than 2% of its total assets would be invested in warrants. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.(4)

    (24) (Income Fund only) Invest in financial futures contracts and options on financial futures contracts, unless the aggregate of the contract value of the outstanding futures contracts and futures contracts subject to outstanding options written by the Income Fund does not exceed 50% of the total assets of the Income Fund.

    (25) (Income Fund only) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.
--------
(3) Although permitted to a limited extent under paragraphs (19) and (20), respectively, neither Fund has in the past invested in foreign securities not publicly traded in the United States or in securities of companies having a record of less than three years of continuous operations. Neither Fund has the present intention to begin using these investment practices. Shareholders will be notified of any change in this intention.
(4) Although permitted to a limited extent under paragraph (23), the Growth Fund has not in the past invested in warrants. The Growth Fund has no present intention to begin using this investment practice. Shareholders will be notified of any change in this intention.

  In order to permit the sale of Shares of each of the Funds in certain states, the Fund may make commitments more restrictive than the restrictions described above. Should the Board of Trustees determine that any such commitment is no longer in the best interests of the Fund and its Shareholders, the Fund will revoke the commitment by terminating the qualification of its Shares in the state(s) involved. In such event, the right of Shareholders in any such state(s) to purchase additional Shares may be restricted.

  If any applicable percentage limitations contained in the foregoing investment restrictions is satisfied at the time the securities subject thereto are purchased, the Fund will not be required to dispose of such securities in the event that the percentage restriction is subsequently exceeded due to a fluctuation in the value of such securities or other securities of the portfolio or a fluctuation in the number of outstanding securities of the issuer. Notwithstanding the foregoing, if the percentage restrictions contained in paragraph (9) or in paragraphs (15) and (16) are violated due to a subsequent fluctuation in portfolio value, the Fund shall be entitled, as a condition which shall be a part of all loans subject to paragraph (9) and all borrowings subject to paragraphs (15) and (16), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction.

  The following discussion applies to each of the Funds except as indicated to the contrary.

LENDING OF FUND SECURITIES

  In connection with any loan of portfolio securities made by either of the Funds as permitted under paragraph (9), certain conditions must be met: (i) the collateral to be received from the borrower will be invested in short-term securities, the income from which will increase the return to the Fund; (ii) the Fund will retain rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to dividends, interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights; (iii) such loans will be terminable within three business days; and (iv) upon termination of the loan, the Fund will receive securities that are of the same class and issue as those loaned. In the event that the borrower of loaned portfolio securities fails financially, the Fund might experience a delay in recovery, incur expenses in enforcing its rights and experience losses, including a substitution of securities and loss of income. The Fund may pay reasonable fees to persons not affiliated, as defined in the Investment Company Act of 1940, with the Fund in connection with the arranging of such loans.

OPTIONS ON SECURITIES

  As discussed in the Prospectus, each Fund may engage in options transactions in accordance with its investment objectives and policies. The Fund may purchase put and call options to the extent permitted under paragraph (22) above and may write covered call options on individual portfolio securities having an aggregate market value of up to 25% of the net assets of the Fund. The Fund may enter into closing transactions, exercise its options or permit them to expire. Each of the Funds intend to engage in such transactions at times when it appears advantageous to its investment adviser to do so in order to hedge against the effects of market conditions and to protect the value of its assets. Neither Fund currently engages in or currently plans to engage in the practice of writing covered call options.

  A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). In effect, the buyer of a put option who also owns the related stock is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to sell that security. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). At times the Fund may wish to establish a position in securities upon which call options are available. By purchasing a call option the Fund is able to fix the cost of acquiring the stock at the cost of the call option plus the exercise price of the option. The Fund will benefit only if the market price of the related investments is above the call price plus the premium during the exercise period and the call is either exercised or sold at a profit. This procedure also provides some protection from an unexpected downturn in the market because the Fund would be at risk only for the amount of the premium paid for the call option which the Trust's investment adviser may, if it chooses, permit to expire.

  When the Fund writes (sells) a covered call option, it will receive a premium from the buyer of the option and will be obligated to sell the related securities at the specified price if the option is exercised before the expiration date. A call option is considered "covered" when the writer (seller), in this case the Fund, already owns the underlying securities. In determining whether a covered call option will be written on one of its securities, the investment adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option. The Fund does not consider a security covered by a call to be "pledged" as that term is used in paragraph (10) above limiting the pledging or mortgaging of its assets. If an option written (sold) by the Fund is not exercised, the Fund will profit from the premium received and, in the event of a decline in the market value of the related securities, will be able to offset depreciation in such securities to the extent of the premium received. While holding securities during the term of a related option written by the Fund, the Fund may be exposed to possible decreases in the value of such securities that may otherwise have been avoided if the securities had been sold. In the event the market value of the related securities increases and the holder does exercise the call option, the Fund will recognize capital appreciation in the related securities only to the extent of the exercise price plus the amount of premium paid and may forfeit an opportunity to realize profit from any increase in the value of the underlying security above the exercise price plus the premium.

  As part of its options transactions, each of the Funds may also purchase index options. Through the purchase of index options the Fund can achieve many of the same objectives as through the purchase of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of an option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The value of a stock index option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The adviser may purchase call index options as a hedge against a general increase in the price of securities in connection with either sales of portfolio securities or deferrals of purchases of securities it may desire to purchase at a later date. Put index options may be purchased as a hedge against a general decline in the value of securities rather than selling portfolio securities. Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or exercised at a profit prior to expiration, the Fund will forfeit its entire investment in the option, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

FINANCIAL FUTURES CONTRACTS

  The Income Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or equity market conditions which otherwise might affect adversely the value of securities which the Income Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund and futures contracts subject to outstanding options written by the Income Fund would exceed 50% of the total assets of the Income Fund.

  Although some futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Income Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time the Income Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Income Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into by the Fund.

  There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If any of these events should occur, the Income Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

  The Income Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Income Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Income Fund may expire worthless, in which case the Income Fund would lose the premium paid therefor.

REPURCHASE AGREEMENTS

  The Income Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Income Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Income Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Income Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment adviser to present minimal credit risk. The Trust's investment adviser will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Income Fund may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Income Fund's 15% limitation in illiquid securities.

DELAYED DELIVERY TRANSACTIONS

  The Income Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Income Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Income Fund at the time of entering into the transaction. When the Income Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Income Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Income Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

  To the extent the Income Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Income Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell these securities before the settlement date if deemed advisable.

COLLATERALIZED MORTGAGE OBLIGATIONS

  As described in the Prospectus, the Income Fund may purchase or sell collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"), which has certain special tax attributes.

MORTGAGE-BACKED SECURITIES

  As discussed in the Prospectus, the Income Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Income Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Income Fund. This principal is returned to the Income Fund at par. As a result, if a mortgage security was trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  The Income Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

ASSET-BACKED SECURITIES

  As described in the Prospectus, the Income Fund may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.

  Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

  Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

TIME DEPOSITS, CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

  The Income Fund may invest in time deposits ("TDs"), certificates of deposits ("CDs") and bankers' acceptances. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs maturing in more than seven days will not be purchased by the Income Fund and TDs maturing from two business through seven calendar days will not exceed 10% of the Income Fund's total assets. Investments in TDs generally are limited to domestic banks having total assets in excess of one billion U.S. dollars or to foreign branches of such domestic banks, and investments in CDs and bankers' acceptances are limited to domestic or Canadian banks having total assets in excess of one billion dollars. CDs issued by domestic branches of domestic banks do not benefit materially, and TDs issued by foreign branches of domestic banks do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").

  Both domestic banks and foreign branches of domestic banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities. In addition, state banks whose CDs may be purchased by the Income Fund are insured by the FDIC (although such insurance may not be of material benefit to the Income Fund, depending upon the principal amount of the CDs of each bank held by the Income Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation.

  As a result of the foregoing Federal and state laws and regulations, domestic banks, among other things, are required to maintain specified levels of reserves, limited in amounts which they can loan a single borrower, and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

RATING OF SECURITIES

  The Income Fund may invest in securities that are given ratings by Moody's and S&P. After purchase by the Income Fund, such a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Income Fund. Neither event will require a sale of such security by the Income Fund. However, the Adviser will consider such event in its determination of whether the Income Fund should continue to hold the security. To the extent that the ratings given by Moody's and S&P may change as a result of changes in such organizations or their rating systems, the Income Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

                            MANAGEMENT OF THE TRUST

  The Trustees and executive officers of the Trust, their ages and their principal occupations are set forth below. Unless otherwise noted, the address of each of the following persons is 300 South Wacker Drive, Chicago, Illinois 60606.

TRUSTEES

  STEVEN R. BECKER (46), Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.; Director and Former Vice President, Wayne Hummer Management Company.*(5)

  PHILIP M. BURNO (65), Chairman, Board of Trustees of the Trust; Member, Wayne, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co., Director, Wayne Hummer Management.*(5)

  CHARLES V. DOHERTY (63), 3 First National Plaza, Suite 1400, Chicago, Illinois 60602; Director, Lakeside Bank, Chicago, Illinois (Illinois State Chartered Bank); Managing Director, Madison Asset Group, Chicago, Illinois (Registered Investment Adviser); President and Director, Doherty Zable & Co. (Certified Public Accountants); September 1, 1989 to December 31, 1992, President and Chief Operating Officer, Midwest Stock Exchange (now, Chicago Stock Exchange).(5)

  JOEL D. GINGISS (54), 207 Hazel, Highland Park, Illinois 60035; Assistant States Attorney, Lake County, Illinois September, 1993 to Present; Former Chairman of the Board of Directors and President, Gingiss International, Inc. (franchisor of Gingiss Formalwear Stores); Past President, International Franchise Association.(5)

  PATRICK B. LONG (54), 101 North Main Street, Ann Arbor, Michigan 48104; Chairman and Chief Executive Officer, KMS Industries, Inc. (fusion energy research).

  EUSTACE K. SHAW (72), 200 First Avenue E., Newton, Iowa 50208; President, B.
F. Shaw Printing Co.; Chairman of the Board of Directors, B. F. Shaw Printing Co.; Former Publisher, Newton Daily News.

  The Trustees serve in similar capacities with the Wayne Hummer Money Fund
Trust.

OFFICERS

  THOMAS J. ROWLAND (51), President of the Trust; Vice President, Wayne Hummer Money Fund Trust and President, Wayne Hummer Management Company (formerly Vice President of the Trust and Wayne Hummer Management Company); Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.;

  DAVID P. POITRAS (36), Vice President of the Trust; President, Wayne Hummer Money Fund Trust since 1993; Vice President, Wayne Hummer Management Company since May, 1992; Member,
--------
* Interested person, as defined in the Investment Company Act of 1940, of the Fund, the Investment Adviser and/or the Distributor.
(5)Member of the Executive Committee of the Trust. The Executive Committee is elected by the Board of Trustees and is composed of four Trustees, two of whom are interested persons as defined in the Investment Company Act of 1940. The Executive Committee is authorized to exercise such powers and authority of the Board of Trustees, as the Board of Trustees may determine, when the Board of Trustees is not in session and as are consistent with law.

Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co., since January, 1992 and Bond Department Manager, Wayne Hummer.

  JEAN M. MAURICE (34), Secretary and Treasurer of the Trust and Treasurer, Wayne Hummer Money Fund Trust since March, 1988; Administrative Assistant for the Trust and Wayne Hummer Money Fund Trust, prior thereto.

  Wayne Hummer Management Company, the Investment Adviser, pays all compensation of the officers of the Trust and the compensation of all Trustees of the Trust who are interested persons, as defined in the Investment Company Act of 1940, of the Trust. The Trust pays each Trustee who is not an interested person of the Trust $2,000 per year, plus $500 and expenses for each Board and committee meeting attended.

  The following table sets forth the compensation received by all trustees of the Trust for the fiscal year ended March 31, 1997. The information in the last column of the table sets forth the total compensation received by all trustees for calendar year 1996 for service as a trustee of the Trust and the Wayne Hummer Money Fund Trust.

                                                         PENSION OR
                                                         RETIREMENT
                                                          BENEFITS     TOTAL
                                             AGGREGATE    ACQUIRED  COMPENSATION
                                            COMPENSATION AS PART OF HUMMER FUNDS
                                              FROM THE     TRUST      PAID TO
      TRUSTEE                                  TRUST      EXPENSES    TRUSTEES
      -------                               ------------ ---------- ------------
      Steven R. Becker.....................    $    0       $ 0        $    0
      Philip M. Burno......................         0         0             0
      Charles V. Doherty...................     5,000         0         9,000
      Joel D. Gingiss......................     6,000         0        10,500
      Patrick B. Long......................     5,000         0         9,000
      Eustace K. Shaw......................     5,000         0         9,000

  As of June 30, 1997, the Trustees and officers as a group beneficially owned less than 1% of the outstanding Shares of the Trust. As of June 30, 1997, the Wayne Hummer Employees Profit Sharing Trust (the "Retirement Plan") owned of record and beneficially 3.72% and 4.42%, respectively, of the outstanding Shares of the Growth Fund and the Income Fund, being 3.92% of the aggregate outstanding Shares of the Trust. Messrs. Rowland, Cannova, Reilly, Kratzer and Poitras, as trustees of the Retirement Plan may be deemed to hold beneficial ownership of the percentage of Shares of the Funds and the Trust as stated above. Messrs. Rowland, Kratzer and Poitras are also Members of Wayne Hummer, the Trust's Distributor. Messrs. Poitras and Rowland also are officers of the Trust and Wayne Hummer Management Company, the Trust's Investment Adviser.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

  Wayne Hummer Management Company (the "Investment Adviser"), 300 South Wacker Drive, Chicago, Illinois 60606, acts as investment adviser to the Trust and provides the Trust with operating facilities and management services under the terms of an Investment Advisory and Management Agreement. The Investment Adviser was organized on November 30, 1981, and also serves as investment adviser to the Wayne Hummer Money Fund Trust, a diversified open-end investment company.

  The shareholders of the Investment Adviser are the voting members of Wayne Hummer, a Delaware limited liability company, who own shares in proportion to their percentage of voting membership interest. Wayne Hummer, a registered broker-dealer firm, acts as the Trust's Distributor and Shareholder Service Agent.

  As noted in the preceding discussion of Trustees and officers, certain of the members of Wayne Hummer are also officers, directors or employees of the Investment Adviser, as well as officers and interested persons, as defined in the Investment Company Act of 1940, of the Trust. Moreover, Wayne Hummer may be deemed an affiliated person of the Investment Adviser and the Trust.

  Subject to the review of the Board of Trustees, the Investment Adviser is responsible for the management of the Trust and reviews the portfolio holdings of each of the Funds in light of its own research analysis and information from other relevant sources.

  The investment decisions for the Funds are reached independently from one another and from those for Wayne Hummer Money Fund Trust ("WHMFT"), the other investment company managed by the Investment Adviser. WHMFT may, however, make investments in money market instruments at the same time as one or both of the Funds. When one or both Funds and WHMFT have funds available for investment in or wish to sell money market instruments, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold in order to obtain the best combination of price and execution. In such event, allocation of the securities so purchased or sold, as well as the costs incurred in the transaction, will be made by the Investment Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to WHMFT and the Trust. In some cases this procedure may affect the size or price of the position obtainable for the Trust. It is the opinion of the Board of Trustees that the benefits available outweigh any disadvantages that may arise from concurrent transactions.

  The executive officers and directors of the Investment Adviser are as follows:

    Harry Flagg Baum, Director; Steven R. Becker, Director; G. Ted Becker, Treasurer; Philip M. Burno, Director; Philip Wayne Hummer, Director and Chairman, David P. Poitras, Vice President; William A. Rogers, Director and Secretary; Thomas J. Rowland, President; Mark H. Dierkes, Vice President; and Damaris E. Martinez, Vice President, Administration.

  The Investment Adviser is obligated, among other things: to provide investment advisory and portfolio management services; to furnish administrative services, office space and basic facilities for management of the Trust's affairs (other than distribution of the Trust's Shares and the furnishing of Shareholder services); and to pay the compensation of all officers and other personnel of the Trust for their services to the Trust as well as the compensation of the Trustees of the Trust who are interested persons, as defined in the Investment Company Act of 1940, of the Trust. The Trust pays all other expenses incurred in the operation of the Trust including, among other things: brokerage commissions and other transaction costs in connection with the purchase or sale of portfolio securities; taxes; expenses for legal, auditing and accounting services; costs of preparing, typesetting, printing and mailing prospectuses, Shareholder reports, proxy materials (pertaining to solicitations by the Trust or its Board of Trustees) and notices to Shareholders of the Trust; costs of preparing and filing reports with regulatory agencies; charges of the Custodian, Transfer Agent and Distributor and Shareholder Service Agent; premiums for insurance carried by the Trust pursuant to the requirements of Section 17(g) of the Investment Company Act of 1940 or otherwise required by law or deemed desirable by the Board of Trustees; expenses related to the computation of daily net asset value; expenses related to the issuance or redemption of Shares; expenses of registering, qualifying and maintaining registration and qualification of the Trust or its Shares under federal, state and other laws; fees and out-of-pocket expenses of Trustees who are not interested persons, as defined in the Investment Company Act of 1940, of the Trust; expenses incident to holding meetings of the Trust's Shareholders, including proxy solicitations of the Trust or its Board of Trustees therefor, as well as expenses incident to holding meetings of the Board of Trustees and committees of the Board of Trustees; interest expenses; costs incident to generating and mailing confirmations and periodic statements to

Shareholders; fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member; and other expenses properly payable by the Trust. Certain of these expenses may be advanced on behalf of the Trust by the Investment Adviser or the Shareholder Service Agent and will be reimbursed to such party by the Trust.

  Under the Investment Advisory and Management Agreement in effect since August 1, 1988, as amended, the Investment Adviser receives as compensation for its services to the Growth Fund an annual fee equal to .80 of 1% of the average daily net assets of the Growth Fund up to $100 million, plus .65 of 1% of the next $150 million of average daily net assets, plus .50 of 1% of average daily net assets in excess of $250 million. Such fees are computed and accrued daily and payable monthly. For the Income Fund, the Investment Adviser receives an annual fee of .50 of 1% of the average daily net assets up to $100 million, plus .40 of 1% of the next $150 million of average daily net assets, plus .30 of 1% of average daily net assets in excess of $250 million. The advisory fee provided for in the Advisory Agreement is similar to that of comparably sized funds with similar investment objectives and policies but is higher than fees paid by most other mutual funds with different investment objectives, such as money market funds. For the fiscal years ended March 31, 1997, 1996 and 1995, the total advisory fees incurred by the Growth Fund were $817,835, $785,739 and $721,072, respectively. For the fiscal years ended March 31, 1997, 1996 and 1995, the total advisory fees incurred by the Income Fund were $119,230, $131,344 and $141,795, respectively.

  The Investment Adviser has agreed to waive its fee to the extent that a Fund's ordinary operating expenses during any fiscal year, including the fee of the Investment Adviser, exceed either (1) 1.5% of the average daily net assets of the Fund or (2) the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's Shares are qualified for sale, as such limitations may be increased or decreased from time to time, and if required by such laws or regulations, to reimburse the Fund for certain expenses in excess of any applicable expense limitation. It is believed that the most restrictive such state limitation is currently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1.5% of average daily net assets over $100 million. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions and extraordinary items such as litigation costs. For the fiscal years ended March 31, 1997, 1996 and 1995, the Investment Adviser was not required to reimburse the Trust for any expenses in excess of any applicable expense limitation or to waive its fees.

  The Investment Advisory and Management Agreement (as amended) was approved
(i) at the May 2, 1997 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party, and (ii) by a majority of the Growth Fund's outstanding shares at a special meeting of Shareholders held on July 19, 1988. An Amendment to the Investment Advisory and Management Agreement by which the Investment Adviser agreed to render services to the Income Fund was approved (i) at the November 24, 1992 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party, and (ii) by a majority of the Income Fund's outstanding shares by written consent on December 1, 1992. Unless earlier terminated as described below, the Investment Advisory and Management Agreement, as amended, will continue in effect until July 31, 1998, and thereafter if approved annually (i) by the Board of Trustees of the Trust or by a majority of the outstanding Shares of the Trust (as defined under "SHAREHOLDER VOTING RIGHTS") and (ii) by a majority of Trustees who are not parties to such Agreement or interested persons, as defined in the Investment Company Act of 1940, of any such party. The Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the Shareholders.

  The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement (the "Accounting Agreement"). The

Investment Adviser maintains the accounting books and records pertaining to each Fund that constitute the record forming the basis for financial statements of the Funds; maintains capital stock accounts for each Fund; prepares a daily trial balance for each Fund; calculates the net asset value of each Fund; maintains all records of a financial nature to each Fund's transactions; and processes special ledgers and other reports when requested.

  Under the Accounting Agreement in effect since November 1, 1994, the Investment Adviser receives as compensation for its accounting services to the Trust, an annual fee which is computed and accrued daily and payable monthly. The Investment Adviser received for the period January 1, 1995 through December 31, 1995 an annual fee of .0025 of 1% of average daily net assets and for the period January 1, 1996 and thereafter an annual fee of .01 of 1% of average daily net assets; but such fee shall not exceed $15,000 per Fund per annum. In addition, the Investment Adviser receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and other out-of-pocket costs which are incurred in providing the pricing and software services. For the fiscal years ended March 31, 1997, 1996 and 1995, the total portfolio accounting services fees incurred by the Growth Fund were $17,043, $12,099 and $5,196, respectively. For the fiscal years ended March 31, 1997, 1996 and 1995, the total portfolio accounting services fees incurred by the Income Fund were $19,543, $19,588 and $4,307, respectively.

  The Accounting Agreement was approved at the October 25, 1994 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Accounting Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party. The Accounting Agreement shall continue in effect until terminated. The Accounting Agreement may be terminated by either party upon sixty days' prior written notice; provided, however, that the Trust may terminate the Accounting Agreement without prior notice in order to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT

  Wayne Hummer, with offices at 300 South Wacker Drive, Chicago, Illinois 60606 acts as Distributor of the Trust's Shares and Shareholder Service Agent. Pursuant to a Distribution Agreement and a Shareholder Service Agreement, Wayne Hummer directly or through other firms, as discussed below, provides information and services to existing and potential Shareholders such as: processing new Shareholder account applications; converting funds into or advancing federal funds for the purchase of Shares as well as transmitting purchase orders to the Trust's Transfer Agent; transmitting redemption requests to the Trust's Transfer Agent and transmitting the proceeds of redemption of Shares pursuant to Shareholder instructions when such redemption is effected through Wayne Hummer; providing telephonic and written communications with respect to Shareholder account inquiries and serving as the primary interface with existing and potential Shareholders in answering questions concerning the Trust and their transactions with the Trust; and providing literature distribution, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential Shareholders. Wayne Hummer may be reimbursed by the Trust for certain out-of-pocket costs in connection with its services to existing Shareholders as Shareholder Service Agent including such costs as postage; data entry, modification and printout; stationery; tax forms and all external forms or printed material, though it does not receive a fee from the Trust nor is it reimbursed from the Trust for any expenses it incurs in its capacity as Distributor of the Trust's Shares.

  As of January 1, 1991 the Investment Adviser entered into an Agreement with Wayne Hummer whereby the Investment Adviser agreed to pay to Wayne Hummer the following: (a) for distribution services rendered to the Trust under the Distribution Agreement, an amount equal to 35% of the gross revenues generated from the rendering of investment advisory services to the Trust, not to exceed in the aggregate for a particular fiscal year, however, the net profit (before taxes and before payment of the fees so payable) earned by the Investment Adviser for such year for the rendering of such advisory services, and (b) for services rendered by Wayne Hummer to Trust Shareholders under the Shareholder Service Agreement, an amount equal to 130% of the unreimbursed overhead and labor expenses incurred by Wayne Hummer in rendering such services. The Agreement also provides for similar payments to be made by the Investment Adviser to Wayne Hummer for distribution and shareholder services rendered to WHMFT and its shareholders.

  Wayne Hummer may appoint various broker-dealer firms to assist in providing distribution services for the Trust and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as Shareholders of the Trust under service agreements. Wayne Hummer may pay these broker-dealers and other firms a fee for their services.

  The following persons, all of whom, except as specified, are located at 300 South Wacker Drive, Chicago, Illinois 60606, have been members or employees of Wayne Hummer, and partners of Wayne Hummer's predecessor Wayne Hummer & Co., for at least the past five years, and are presently members of Wayne Hummer:
William B. Hummer; Philip Wayne Hummer; Harry Flagg Baum; William A. Rogers; Robert F. Kahlfeldt; Philip M. Burno; Joseph A. Piekarczyk; G. Ted Becker; Steven R. Becker; W. Douglas Carroll; Richard J. Kosarek; Raymond L. Kratzer; Jean E. Williams; Linda C. Becker; Thomas J. Rowland; Laura A. Kogut; David P. Poitras; Richard Wholey, Jr.; Peder H. Culver; and Daniel G. Hack. Ronald A. Tyrpin, a member of Wayne Hummer, joined the firm in September, 1992. The George E. Barnes Family Trust(6) is a Class C Member of Wayne Hummer and prior to April 1, 1996 had been a limited partner of Wayne Hummer since April, 1986, and Robert H. Chase(7) is a Class D Member of Wayne Hummer and prior to April 1, 1996, had been a limited partner of Wayne Hummer & Co.(7) since January, 1992.

                             BROKERAGE ALLOCATION

  The Investment Adviser determines the securities to be purchased, held and sold by the Funds and places all orders subject to the general supervision of the Board of Trustees. Transactions are allocated among various broker-dealers by the Investment Adviser in its best judgment. In placing such orders, the Investment Adviser primarily is concerned with obtaining the best combination of price and execution. This does not mean that the Fund must base their execution decisions solely on whether the lowest possible price or commission costs may be obtained. In seeking to achieve the best combination of price and execution, an effort will be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. The Investment Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, to pay a commission to a broker-dealer that may be greater than the commission another broker-dealer would have charged for effecting the transaction if the Investment Adviser determines that the commission is reasonable in relation to the value of brokerage and research services provided. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analysis and reports concerning issuers and industries, securities, economic factors, trends and portfolio strategy. It is not possible to place a
--------
(6) George E. Barnes, grantor of the Family Trust, was a founding partner of Wayne Hummer & Co. and was a general partner through March, 1986. Mr. Barnes' address is 46-730 Amir Drive, Palm Desert, California 92260.
(7) Robert H. Chase was a general partner of Wayne Hummer & Co. through December, 1991. His address is 1246 Nicolet Circle, Appleton, Wisconsin 54915.

monetary value on such research services. Since such research and statistical services only supplement the Investment Adviser's own research efforts and any information received must be analyzed, weighed and reviewed by the Investment Adviser's staff, the receipt of such information is not expected to reduce materially the Investment Adviser's cost of performing its obligations under its advisory agreement with the Trust. The information received may be made available to Wayne Hummer for use in serving its customers. Likewise, information available to Wayne Hummer may be made available to the Investment Adviser in serving the Trust and its other clients. Fund securities will not be purchased from or sold to Wayne Hummer or the Investment Adviser or an affiliate, as defined in the Investment Company Act of 1940, of either. The total brokerage commissions and other transaction costs paid by the Trust in connection with the purchase or sale of portfolio securities for the Growth Fund for the fiscal years ended March 31, 1997, 1996, and 1995, were $24,203, $30,300, and $23,385, respectively. For the fiscal years ended March 31, 1997, 1996, and 1995, the Trust paid no brokerage commissions or other transaction costs in connection with the purchase or sale of portfolio securities for the Income Fund.

                            PERFORMANCE INFORMATION

  As described in the Prospectus, each Fund of the Trust's historical performance may be shown in the form of "average annual total return," "total return" and "yield" figures. These various measures of performance are described below.

  Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Funds. Yield is an annualized measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the net asset value of the particular Fund.

  The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Funds have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for the Growth Fund for the one-, five- and ten-year periods ended March 31, 1997 are 11.61%, 9.86% and 10.04%, respectively, and from the date the Growth Fund commenced operations through March 31, 1997 (a 159 month period) the average annual total return is 12.32%. Average annual total return for the Income Fund from the date the Income Fund commenced operations through March 31, 1997 (a 52-month period) is 6.01%, and for the one-year period ended March 31, 1997 is 4.32%.

  The calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for the Growth Fund for the one-, five- and ten-year periods ended

March 31, 1997, are 11.61%, 60.02% and 160.31% and from the date the Growth Fund commenced operations through March 31, 1997 (a 159-month period) the total return is 366.23%, respectively. Total return for the Income Fund from the time the Income Fund commenced operations through March 31, 1997 (a 52-month period) is 28.75%, and for the one-year period ended March 31, 1997 is 4.32%.

  The yield for the particular Fund is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The Growth Fund's yield based upon the one-month period ended March 31, 1997 was 1.22%. The Income Fund's yield based upon the one-month period ended March 31, 1997 was 6.47%. Each Fund's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                              [(a - b + 1)/6/    ]
                    Yield = 2 [-------------- - 1]
                              [     cd           ]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the offering price per share on the last day of the period.

  In computing yield, the Funds follow certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in accordance with generally accepted accounting principles.

  The particular Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. The particular Fund's shares are sold at net asset value, and performance figures and net asset value will fluctuate. Factors affecting the Trust's performance include general market conditions, operating expenses and investment management. Shares of each particular Fund are redeemable at net asset value, which may be more or less than original cost.

                           SHAREHOLDER VOTING RIGHTS

  See "DESCRIPTION OF SHARES--Shareholder Voting Rights" in the Prospectus for a discussion of those matters in connection with which Shareholders are entitled to vote. As a general rule the Trust will not hold annual or other meetings of Trust Shareholders; provided, however, that with respect to the election of Trustees, the Trust will, in accordance with the Investment Company Act of 1940, hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders, and, if as a result of a vacancy in the Board of Trustees less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy will be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding Shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding Shares. Upon the written request of the holders of Shares having a net asset value of $25,000 or constituting 1% of the outstanding Shares of each Fund stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of Shareholders or to disseminate appropriate materials (at the expense of the requesting Shareholders).

  The Trust Agreement specifically authorizes the Board of Trustees to terminate the Trust without Shareholder approval by notice to the Shareholders. The Investment Company Act of 1940, however, prohibits an investment company from changing the nature of its business so as to cease to be an investment company unless such action is authorized by the vote of a majority of its outstanding Shares.

OTHER MATTERS

  The Trust is a trust of the type commonly known as a "Massachusetts business trust." The Trust Agreement and the By-Laws of the Trust are designed to make the Trust similar in many respects to a Massachusetts business corporation. Unlike a corporation, a Massachusetts business trust is not required to issue share certificates. Unless terminated by vote of Shareholders holding at least a majority of the outstanding Shares of a Fund entitled to vote or by the Trustees by written notice to the Shareholders, the Fund will continue without limitation as to duration. As used in this Statement of Additional Information, the term "majority of the outstanding Shares" of the Fund means the vote of the lesser of (1) the holders of 67% or more of the Shares of the Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (2) the holders of more than 50% of the outstanding Shares of the Fund.

                             SHAREHOLDER LIABILITY

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation.

  The Trust Agreement provides that Shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the Shareholders personally. The law firm of Ropes & Gray, Boston, Massachusetts, which supervised the organization of the Trust under Massachusetts law, is of the opinion that, pursuant to Massachusetts law, Shareholders will not be liable personally for contract claims under any such agreement, obligation, instrument or undertaking governed by Massachusetts law and containing such provision when adequate notice of such provision is given. With respect to other claims, a Shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that Shareholders will be entitled to reimbursement from the general assets of the Trust.

  The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the Shareholders for liabilities of the Trust. The Trust is covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.

LIMITATION OF LIABILITY

  The Trust Agreement provides that the Trust shall indemnify the Trustees and officers of the Trust against liability arising in connection with the affairs of the Trust to the fullest extent permitted by law. The Trust Agreement also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.

                                  TRUST NAME

  The Board of Trustees voted to change the name of the Trust from "Wayne Hummer Growth Fund Trust" to "Wayne Hummer Investment Trust" effective December 1, 1992.

  Pursuant to an agreement with the Investment Adviser, the Trust has been granted a non-exclusive license ("License") to use the trade name and service mark "Wayne Hummer" (the "Name"), a registered service mark of Wayne Hummer, without charge for as long as the Trust is solvent, Wayne Hummer Management Company is the Investment Adviser to the Trust and Wayne Hummer is the Distributor and Shareholder Service Agent. If Wayne Hummer Management Company ceases to act as Investment Adviser or if Wayne Hummer ceases to act as Distributor and Shareholder Service Agent, then the Trust will be required to change its name and to deliver to Wayne Hummer Management Company for destruction all materials in which the Name is used. Wayne Hummer Management Company may exercise control over use of the Name and the Trust has agreed to indemnify Wayne Hummer Management Company against expenses or losses which may arise from the Trust's misuse of the Name or out of any breach of the License regarding the use of the Name. The Investment Adviser has entered into a similar non-exclusive license for use of the Name with Wayne Hummer Money Fund Trust.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  For a discussion of the manner in which Trust shares are offered to the public, see "PURCHASE OF SHARES" in the Prospectus. Additionally, an investor in the Trust may purchase additional Trust shares through automatic reinvestment of dividends. See "DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS" in the Prospectus. For a full description of redemption procedures, see "REDEMPTION OF SHARES" in the Prospectus.

DETERMINATION OF NET ASSET VALUE

  The purchase price for each of the Fund Shares is the net asset value per Share which is determined on each day the New York Stock Exchange is open for trading as of the close of regular session trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) on each business day and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the particular Fund so as to affect materially the net asset value of the Shares of such Fund. The net asset value per Share for each Fund is computed by dividing the value of the portfolio of securities of the particular Fund plus any other assets minus all liabilities by the total number of such Fund's Shares outstanding. Expenses, including the fees payable to the Investment Adviser and the Distributor and Shareholder Service Agent, are accrued daily.

  In valuing the Growth Fund securities, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last sale price on a prior day is not between the current day's closing bid and asked prices, then the value of such security is taken to be the mean between the current day's bid and asked prices. In valuing the Income Fund's securities, fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Any unlisted security for which last sale information is not regularly reported or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts.